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                                                                  EXHIBIT 23.02


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-33355 on Form S-8, and in Registration Statement No.'s 333-26851, 333-59827, 333-81317 and 333-95853 on Form S-3 of our report dated April 15, 1998, appearing in this Annual Report on Form 10-K of Sterling Vision, Inc. for the year ended December 31, 1999.


/s/ Deloitte & Touche LLP


Melville, New York
March 29, 2000